UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

WOUND MANAGEMENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-11808	59-2219994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Summit Avenue, Suite 414 Fort Worth, Texas	76102
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (817)-529-2300

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

WOUND MANAGEMENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Registrant’s telephone number, including area code: (817)-529-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Wound Management Technologies, Inc., a Texas corporation doing business as WNDM Medical Inc. (“WNDM”), entered into definitive agreements, effective August 28, 2018, to transfer its current operations that market its principal product, CellerateRX® Activated Collagen®, to a newly formed limited liability company, Cellerate, LLC (“Cellerate”) in which WNDM holds a 50% ownership interest. The remaining 50% ownership interest is held by CellerateRX, LLC (“CGI”), which is owned indirectly by The Catalyst Group, a middle market private equity firm with offices in Houston and Austin, Texas. Cellerate will conduct operations with an exclusive sublicense to distribute CellerateRX® Activated Collagen® Adjuvant into the wound care and surgical markets in the United States, Canada and Mexico.

WNDM will not consolidate the operations and financial position of Cellerate with that of WNDM. In accordance with generally accepted principles, WNDM will account for Cellerate’s operations on the equity method of accounting, which will consist of a single line item on WNDM’s Statement of Operations and on its Balance Sheet that reflect WNDM’s 50% ownership interest in Cellerate.

 Contribution Agreement

Wound Care Innovations, LLC (“Wound Care”), a wholly owned subsidiary of WNDM, transferred to Cellerate all of its existing product inventories and certain Wound Care trademarks and UPC numbers in exchange for its 50% ownership interest in Cellerate. Additionally, as part of the transaction, WNDM issued a 30-month promissory note to CGI in the principal amount of $1,500,000, bearing interest at a 5% annual interest rate, compounded quarterly. Interest is payable quarterly, but may be deferred at WNDM’s election to the maturity of the Note. Outstanding principal and interest is convertible at CGI’s option into shares of WNDM common stock at a conversion price of $.09 per share.

CGI transferred to Cellerate in exchange for its 50% ownership interest an exclusive sublicense to distribute CellerateRX® Activated Collagen® Adjuvant into the wound care and surgical markets in the United States, Canada and Mexico. The term of the sublicense extends through August 2028, with automatic one-year renewals through December 31, 2049, subject to termination at the end of any renewal term by CGI or Wound Care on six-months' notice.

The agreed upon fair market value of the contributions to Cellerate by each of Wound Care and CGI is $2,000,000. Wound Care and CGI will each provide regulatory and operational support to Cellerate.

The foregoing summary of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement. WNDM expects to file a copy of the Contribution Agreement as an exhibit to its Quarterly Report on Form 10-Q for its quarter ending September 30, 2018.

Operating Agreement

Cellerate’s Operating Agreement provides for the business and affairs of Cellerate to be managed by a Board of Managers consisting of two persons. CGI and Wound Care each has the right to appoint one person to the Board of Managers who serve indefinite terms until their resignation, removal or death. The Board of Managers act by a vote of the Managers, but in the event of a deadlocked vote, the vote of the CGI designated manager will be controlling, except (i) in the case of a transaction with a related party or affiliate (other than Cellerate) of the CGI designee or (ii) CGI transfers any portion of its ownership interest in Cellerate to a third party or more that 50% of CGI’s ownership is transferred to a third party. The initial Board of Managers is Mr. Ron Nixon as the CGI designee, and Mr. Michael Carmena as the Wound Care designee. The Board of Managers manages the general operations of Cellerate, subject however to a vote by members of Cellerate holding two-thirds of the membership interests in Cellerate to approve major actions of Cellerate.

When sufficient cash is available, distributions to Cellerate’s owners will be made at times and in amounts determined by a vote of the Board of Managers. Cellerate, however, will make distributions on an annual basis sufficient for each owner to pay such owner’s income taxes arising from its ownership interest in Cellerate.

The Operating Agreement contains restrictions on transfer of ownership interests with customary rights of first refusal, co-sale and buy/sell provisions applicable to each owner.

The foregoing summary of Cellerate’s Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the Operating Agreement. WNDM expects to file a copy of the Operating Agreement as an exhibit to its Quarterly Report on Form 10-Q for its quarter ending September 30, 2018.

Sublicense Agreement

Cellerate has an exclusive sublicense to distribute CellerateRX® Activated Collagen® products into the wound care and surgical markets in the United States, Canada and Mexico. The wound care market comprises the care for external wounds, including the treatment of external, tunneled or undermined wounds. This would include pressure ulcers (Stages I-IV), venous stasis ulcers, diabetic ulcers, ulcers resulting from arterial insufficiency, surgical wounds, traumatic wounds, first and second-degree burns, superficial wounds, cuts, scrapes, skin tears, skin flaps and skin grafts. The term of the sublicense extends through August 2028, with automatic one-year renewals through December 31, 2049, subject to termination at the end of any renewal term by either party on six-months' notice.

Cellerate pays specified royalties to CGI based on Cellerate’s annual net sales of CellerateRX® Activated Collagen® Adjuvant.

The foregoing summary of the Sublicense Agreement does not purport to be complete and is qualified in its entirety by reference to the Sublicense Agreement. WNDM expects to file a copy of the Sublicense Agreement as an exhibit to its Quarterly Report on Form 10-Q for its quarter ending September 30, 2018.

Professional Services Agreement

WNDM and CGI have agreed to provide Cellerate with certain professional services needed to conduct the affairs of Cellerate through December 31, 2018. WNDM and CGI will be reimbursed on a monthly basis by Cellerate for services performed, consistent with historical costs to provide the services. WNDM will also receive reimbursement for office lease and other overhead costs dedicated to supporting Cellerate’s activities. Commencing January 1, 2019, Cellerate is expected to employ certain of the WNDM and CGI employees on a permanent basis.

The foregoing summary of the Professional Services Agreement does not purport to be complete and is qualified in its entirety by reference to the Professional Services Agreement. WNDM expects to file a copy of the Professional Services Agreement as an exhibit to its Quarterly Report on Form 10-Q for its quarter ending September 30, 2018.

Item 2.01 Completion of Acquisition or Disposition of Assets

The transaction described in Item 1.01 may constitute the disposition of a significant amount of assets of WNDM.

The information included, or incorporated by reference, in Item 1.01 of this Current Report is incorporated by reference into this Item 2.01 of this Current Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included, or incorporated by reference, in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOUND MANAGEMENT TECHNOLOGIES, INC.

Date: August 31, 2018	By:	/s/ Michael McNeil
Name: Michael McNeil
Title: Chief Financial Officer